UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

BNY Mellon Active MidCap Fund

ANNUAL REPORT December 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Active MidCap Fund (formerly, Dreyfus Active Midcap Fund), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

As of December 2019, C. Wesley Boggs and William S. Cazalet left the fund’s portfolio management team, and Adam Logan and Chris Yao joined the fund’s portfolio management team.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Active MidCap Fund (formerly Dreyfus Active MidCap Fund) Class A shares achieved a total return of 16.95%, Class C shares returned 15.94%, Class I shares returned 17.21%, and Class Y shares returned 17.12%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 30.54% for the same period.2

Midcap stocks posted strong gains over the reporting period in an environment of moderate growth and supportive central bank policies. The fund lagged the Index, due in part to security selection shortfalls in the information technology, energy and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within midcap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the Russell family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Constrained Fund Performance

The fund’s performance compared to the Index was mainly the result of stock selection shortfalls across several market sectors. In the information technology sector, selections within the semiconductors and semiconductor equipment and software industries were a primary detractor. Storage and data management solutions company NetApp was among the top individual detractors. The stock declined dramatically in August after the company preannounced earnings that were lower than expectations. We have closed the position. Within the energy sector, stock selections within the oil, gas and consumable fuels sector were a headwind to results. Cabot Oil & Gas was a leading negative contributor. Despite beating earnings expectations in July, the company announced lowered production guidance. Retail names weighed on consumer discretionary performance, where a position in Kohl’s was among the worst performers in the portfolio for the 12 months. The stock slid in May after the retailer missed earnings and reduced guidance. Foot Locker also traded lower based on lower guidance. Elsewhere in the markets, various positions across the materials and industrials sectors also constrained performance. In addition, Herbalife Nutrition, was among the largest individual detractors during the period. Earnings announcements that disappointed investors worked to depress the price. We have exited the stock.

The fund achieved better results in several other areas. In the real estate sector, performance within Real Estate Investment Trusts (REITs) provided a tailwind to returns. Our stock selection in the financials sector also benefited results. Consumer financial services provider Synchrony Financial was among the top individual contributors to positive results. The stock rose early in the period on the back of earnings that beat expectations and a positive conclusion to an ongoing contract negotiation and resolution of an outstanding legal issue. Elsewhere in the market, positions in technology companies CDW and Zebra Technologies worked to bolster portfolio returns. CDW beat earnings estimates for all four quarters of the year. Zebra Technologies also exceeded expectations on every quarterly report and initiated a stock repurchase plan during the period that pleased investors.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Stock market volatility experienced during the past year may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently-attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2020

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Active MidCap Fund on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A, Class C and Class I shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compare a hypothetical $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund on 12/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	10.22%	4.04%	9.62%
without sales charge	1/29/85	16.95%	5.28%	10.27%
Class C shares
with applicable redemption charge †	11/27/02	14.94%	4.38%	9.34%
without redemption	11/27/02	15.94%	4.38%	9.34%
Class I shares	11/27/02	17.21%	5.50%	10.46%
Class Y shares	9/1/15	17.12%	5.54%††	10.48%††
Russell Midcap® Index		30.54%	9.33%	13.19%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.65	$10.26	$4.64	$4.38
Ending value (after expenses)	$1,020.80	$1,016.00	$1,021.70	$1,020.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.65	$10.26	$4.63	$4.38
Ending value (after expenses)	$1,019.61	$1,015.02	$1,020.62	$1,020.87

†Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 2.02% for Class C, .91% for Class I and .86% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 1.5%
BorgWarner	63,050		2,735,109
Gentex	144,595		4,190,363
			6,925,472
Banks - 2.8%
MGIC Investment	339,010		4,803,772
Popular	90,370		5,309,237
Zions Bancorp	53,150	[a]	2,759,548
			12,872,557
Capital Goods - 9.0%
Allison Transmission Holdings	115,845		5,597,630
Carlisle	28,960		4,686,886
Curtiss-Wright	38,820		5,469,350
Ingersoll-Rand	49,810		6,620,745
L3Harris Technologies	26,775		5,297,969
MasTec	62,460	[a,b]	4,007,434
Oshkosh	45,860		4,340,649
Spirit AeroSystems Holdings, Cl. A	61,640		4,492,323
			40,512,986
Commercial & Professional Services - .1%
Robert Half International	7,680		484,992
Consumer Durables & Apparel - 3.1%
Deckers Outdoor	31,200	[a,b]	5,268,432
Tempur Sealy International	48,830	[b]	4,251,140
Whirlpool	30,660	[a]	4,523,270
			14,042,842
Consumer Services - 1.5%
Hilton Worldwide Holdings	60,190		6,675,673
Diversified Financials - 6.3%
Discover Financial Services	73,910		6,269,046
Evercore, Cl. A	20,220		1,511,647
FactSet Research Systems	8,570	[a]	2,299,331
LPL Financial Holdings	62,235		5,741,179
Moody's	3,040		721,726
OneMain Holdings	74,930		3,158,300
SEI Investments	39,015		2,554,702
Synchrony Financial	178,040		6,411,220
			28,667,151
Energy - 3.4%
Cabot Oil & Gas	260,700		4,538,787
The Williams Companies	252,300		5,984,556

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 3.4% (continued)
World Fuel Services	114,350		4,965,077
			15,488,420
Food & Staples Retailing - 2.4%
Casey's General Stores	31,660		5,033,623
The Kroger Company	199,710		5,789,593
			10,823,216
Health Care Equipment & Services - 4.5%
Cerner	32,620		2,393,982
Edwards Lifesciences	3,010	[b]	702,203
Hologic	60,490	[b]	3,158,183
IDEXX Laboratories	22,150	[b]	5,784,029
Masimo	21,610	[b]	3,415,677
Veeva Systems, Cl. A	35,940	[b]	5,055,320
			20,509,394
Household & Personal Products - 2.1%
Church & Dwight	72,480		5,098,243
The Clorox Company	28,710		4,408,133
			9,506,376
Insurance - 6.6%
Arch Capital Group	120,710	[b]	5,177,252
Brown & Brown	144,950		5,722,626
Globe Life	53,125		5,591,406
Kemper	34,750		2,693,125
Lincoln National	30,665		1,809,542
Primerica	21,640		2,825,318
The Hartford Financial Services Group	11,380		691,563
Unum Group	177,260		5,168,902
			29,679,734
Materials - 5.4%
Allegheny Technologies	203,760	[a,b]	4,209,682
Ball	69,560		4,498,445
Celanese	19,245		2,369,444
Reliance Steel & Aluminum	42,090		5,040,698
Sealed Air	104,420		4,159,049
Sensient Technologies	61,320	[a]	4,052,639
			24,329,957
Media & Entertainment - 2.3%
AMC Networks, Cl. A	18,120	[a,b]	715,740
Take-Two Interactive Software	22,090	[b]	2,704,479
The Interpublic Group of Companies	108,700	[a]	2,510,970
The New York Times Company, Cl. A	140,510	[a]	4,520,207
			10,451,396

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.3%
Agilent Technologies	83,770		7,146,419
Bio-Rad Laboratories, Cl. A	1,240	[b]	458,837
Elanco Animal Health	65,960	[b]	1,942,522
Exelixis	185,170	[b]	3,262,695
Incyte	63,820	[b]	5,572,762
Jazz Pharmaceuticals	33,570	[b]	5,011,330
Mettler-Toledo International	8,215	[b]	6,516,795
Waters	25,855	[b]	6,041,021
Zoetis	10,405		1,377,102
			37,329,483
Real Estate - 7.5%
Apartment Investment & Management, Cl. A	9,870	[c]	509,786
Equity Lifestyle Properties	20,520	[c]	1,444,403
First Industrial Realty Trust	121,750	[c]	5,053,842
Host Hotels & Resorts	338,520	[c]	6,279,546
Lamar Advertising, Cl. A	61,840	[c]	5,519,838
Medical Properties Trust	224,250	[a,c]	4,733,917
Piedmont Office Realty Trust, Cl. A	19,120	[c]	425,229
Prologis	8,195	[c]	730,502
VICI Properties	153,370	[a,c]	3,918,603
Weingarten Realty Investors	166,020	[c]	5,186,465
			33,802,131
Retailing - 4.4%
AutoZone	5,160	[b]	6,147,160
Best Buy	7,655		672,109
Dollar General	15,670		2,444,207
Foot Locker	23,550		918,215
Genuine Parts	53,100		5,640,813
LKQ	93,600	[b]	3,341,520
Ross Stores	6,120		712,490
			19,876,514
Semiconductors & Semiconductor Equipment - 1.5%
Lam Research	1,750		511,700
Qorvo	4,400	[b]	511,412
Xilinx	60,000		5,866,200
			6,889,312
Software & Services - 12.1%
Autodesk	15,060	[b]	2,762,908
Broadridge Financial Solutions	45,510		5,622,305
CACI International, Cl. A	8,070	[b]	2,017,419
Cadence Design Systems	71,430	[b]	4,954,385
Citrix Systems	52,800		5,855,520

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 12.1% (continued)
Fair Isaac	6,870	[b]	2,574,052
Fiserv	11,830	[b]	1,367,903
FleetCor Technologies	18,770	[b]	5,400,504
Fortinet	5,750	[b]	613,870
Gartner	18,060	[b]	2,783,046
Leidos Holdings	5,420		530,564
Manhattan Associates	22,180	[b]	1,768,855
MAXIMUS	42,515		3,162,691
Paychex	11,535		981,167
Paycom Software	21,010	[a,b]	5,562,608
Verisign	30,770	[b]	5,928,764
WEX	13,290	[b]	2,783,723
			54,670,284
Technology Hardware & Equipment - 6.5%
CDW	46,145		6,591,352
Ciena	75,940	[b]	3,241,879
Hewlett Packard Enterprise	202,000		3,203,720
Keysight Technologies	51,340	[b]	5,269,024
Xerox Holdings	144,390		5,323,659
Zebra Technologies, Cl. A	22,425	[b]	5,728,242
			29,357,876
Transportation - 3.0%
Landstar System	33,800		3,848,806
Old Dominion Freight Line	19,870	[a]	3,770,929
United Airlines Holdings	67,340	[b]	5,931,981
			13,551,716
Utilities - 5.4%
AES	97,870		1,947,613
NRG Energy	120,300		4,781,925
OGE Energy	123,430		5,488,932
Pinnacle West Capital	53,140		4,778,880
Public Service Enterprise Group	56,640		3,344,592
Vistra Energy	175,880		4,043,481
			24,385,423
Total Common Stocks (cost $385,152,174)			450,832,905

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,675,538)	1.60	2,675,538	[d]	2,675,538
Total Investments (cost $387,827,712)		100.3%		453,508,443
Liabilities, Less Cash and Receivables		(.3%)		(1,489,705)
Net Assets		100.0%		452,018,738

a Security, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $44,811,731 and the value of the collateral was $45,491,536, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.1
Financials	15.7
Health Care	12.8
Industrials	12.1
Consumer Discretionary	10.5
Real Estate	7.5
Utilities	5.4
Materials	5.4
Consumer Staples	4.5
Energy	3.4
Communication Services	2.3
Investment Companies	.6
100.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18($)	Purchases($)	Sales($)	Value 12/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	55,225,690	52,550,152	2,675,538.6		27,466
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,850,252	13,846,178	22,696,430	-	-	-
Total	8,850,252	69,071,868	75,246,582	2,675,538.6		27,466

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,811,731)—Note 1(b):
Unaffiliated issuers	385,152,174	450,832,905
Affiliated issuers	2,675,538	2,675,538
Dividends, interest and securities lending income receivable		441,459
Receivable for shares of Common Stock subscribed		38,340
Prepaid expenses		42,974
		454,031,216
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		357,135
Payable for shares of Common Stock redeemed		1,550,309
Directors’ fees and expenses payable		7,840
Other accrued expenses		97,194
		2,012,478
Net Assets ($)		452,018,738
Composition of Net Assets ($):
Paid-in capital		381,927,769
Total distributable earnings (loss)		70,090,969
Net Assets ($)		452,018,738

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	425,314,818	2,645,600	24,057,335	984.93
Shares Outstanding	7,767,772	53,511	434,916	18.30
Net Asset Value Per Share ($)	54.75	49.44	55.31	53.82

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $13,520 foreign taxes withheld at source):
Unaffiliated issuers	6,952,881
Affiliated issuers	27,466
Income from securities lending—Note 1(b)	52,343
Interest	2,867
Total Income	7,035,557
Expenses:
Management fee—Note 3(a)	3,498,559
Shareholder servicing costs—Note 3(c)	1,442,515
Professional fees	88,676
Registration fees	65,766
Directors’ fees and expenses—Note 3(d)	50,686
Prospectus and shareholders’ reports	27,970
Distribution fees—Note 3(b)	23,332
Custodian fees—Note 3(c)	13,482
Chief Compliance Officer fees—Note 3(c)	11,793
Loan commitment fees—Note 2	8,718
Interest expense—Note 2	296
Miscellaneous	28,212
Total Expenses	5,260,005
Less—reduction in expenses due to undertaking—Note 3(a)	(58,081)
Net Expenses	5,201,924
Investment Income—Net	1,833,633
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,376,117
Net change in unrealized appreciation (depreciation) on investments	56,941,051
Net Realized and Unrealized Gain (Loss) on Investments	71,317,168
Net Increase in Net Assets Resulting from Operations	73,150,801

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	1,833,633	2,243,403
Net realized gain (loss) on investments	14,376,117	37,116,597
Net change in unrealized appreciation (depreciation) on investments	56,941,051	(118,004,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,150,801	(78,644,288)
Distributions ($):
Distributions to shareholders:
Class A	(11,617,718)	(42,133,548)
Class C	(69,575)	(419,306)
Class I	(672,866)	(5,265,139)
Class Y	(2,968)	(23,498)
Total Distributions	(12,363,127)	(47,841,491)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,460,956	11,899,593
Class C	41,797	205,340
Class I	4,099,740	18,587,593
Class Y	21,817	596,408
Distributions reinvested:
Class A	10,937,478	39,540,454
Class C	64,928	374,310
Class I	666,811	5,003,542
Class Y	2,930	23,387
Cost of shares redeemed:
Class A	(49,529,672)	(71,694,692)
Class C	(1,236,641)	(2,928,054)
Class I	(22,027,534)	(86,263,850)
Class Y	(295,073)	(302,206)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(51,792,463)	(84,958,175)
Total Increase (Decrease) in Net Assets	8,995,211	(211,443,954)
Net Assets ($):
Beginning of Period	443,023,527	654,467,481
End of Period	452,018,738	443,023,527

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	101,888	200,012
Shares issued for distributions reinvested	200,054	807,613
Shares redeemed	(913,783)	(1,198,702)
Net Increase (Decrease) in Shares Outstanding	(611,841)	(191,077)
Class Ca
Shares sold	865	3,713
Shares issued for distributions reinvested	1,315	8,322
Shares redeemed	(25,002)	(54,312)
Net Increase (Decrease) in Shares Outstanding	(22,822)	(42,277)
Class Ia
Shares sold	76,198	300,113
Shares issued for distributions reinvested	12,072	97,961
Shares redeemed	(401,922)	(1,454,882)
Net Increase (Decrease) in Shares Outstanding	(313,652)	(1,056,808)
Class Ya
Shares sold	409	9,530
Shares issued for distributions reinvested	55	500
Shares redeemed	(5,679)	(4,815)
Net Increase (Decrease) in Shares Outstanding	(5,215)	5,215

[a]During the period ended December 31, 2019, 748 Class A shares representing $40,741 were exchanged for 741 Class I shares and 47 Class C shares representing $2,276 were automatically converted to 43 Class A shares. During the period ended December 31, 2018, 917 Class C shares representing $50,857 were automatically converted to 841 Class A shares, 4,804 Class A shares representing $303,409 were exchanged for 4,786 Class Y shares, 4,786 Class Y shares representing $300,537 were exchanged for 4,781 Class I shares and 624 Class A shares representing $39,700 were exchanged for 622 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	48.11	62.37	59.60	55.36	56.12
Investment Operations:
Investment income—net[a]	.21	.22	.18	.33	.33
Net realized and unrealized gain (loss) on investments	7.94	(9.12)	9.65	4.51	.64
Total from Investment Operations	8.15	(8.90)	9.83	4.84	.97
Distributions:
Dividends from investment income—net	(.25)	(.26)	(.24)	(.18)	(.33)
Dividends from net realized gain on investments	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(1.51)	(5.36)	(7.06)	(.60)	(1.73)
Net asset value, end of period	54.75	48.11	62.37	59.60	55.36
Total Return (%)[b]	16.95	(14.31)	16.64	8.81	1.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.13	1.14	1.13
Ratio of net expenses to average net assets	1.12	1.12	1.13	1.14	1.13
Ratio of net investment income to average net assets	.39	.36	.28	.59	.57
Portfolio Turnover Rate	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	425,315	403,113	534,563	519,763	488,571

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	43.74	57.44	55.61	51.97	52.92
Investment Operations:
Investment (loss)—net[a]	(.25)	(.26)	(.33)	(.12)	(.14)
Net realized and unrealized gain (loss) on investments	7.21	(8.34)	8.98	4.18	.59
Total from Investment Operations	6.96	(8.60)	8.65	4.06	.45
Distributions:
Dividends from net realized gain on investments	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Net asset value, end of period	49.44	43.74	57.44	55.61	51.97
Total Return (%)[b]	15.94	(15.04)	15.64	7.90	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	1.96	1.97	1.99	1.98
Ratio of net expenses to average net assets	2.01	1.96	1.97	1.99	1.98
Ratio of net investment (loss) to average net assets	(.51)	(.48)	(.57)	(.24)	(.26)
Portfolio Turnover Rate	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	2,646	3,338	6,813	10,803	7,405

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	48.52	62.64	59.97	55.74	56.67
Investment Operations:
Investment income—net[a]	.32	.38	.33	.49	.52
Net realized and unrealized gain (loss) on investments	8.03	(9.18)	9.70	4.50	.57
Total from Investment Operations	8.35	(8.80)	10.03	4.99	1.09
Distributions:
Dividends from investment income—net	(.30)	(.22)	(.54)	(.34)	(.62)
Dividends from net realized gain on investments	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(1.56)	(5.32)	(7.36)	(.76)	(2.02)
Net asset value, end of period	55.31	48.52	62.64	59.97	55.74
Total Return (%)	17.21	(14.12)	16.91	9.02	1.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.89	.90	.94	.93
Ratio of net expenses to average net assets	.92	.89	.90	.94	.93
Ratio of net investment income to average net assets	.59	.60	.53	.85	.92
Portfolio Turnover Rate	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	24,057	36,323	113,090	80,790	35,359

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	47.75	62.58	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.36	.43	.34	.53	.24
Net realized and unrealized gain (loss) on investments	7.80	(9.23)	9.70	4.56	2.76
Total from Investment Operations	8.16	(8.80)	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.83)	(.93)	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(1.26)	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(2.09)	(6.03)	(7.46)	(.83)	(1.90)
Net asset value, end of period	53.82	47.75	62.58	60.00	55.74
Total Return (%)	17.12	(14.11)	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.88	.87	.78	.79[d]
Ratio of net expenses to average net assets	.84	.88	.87	.78	.79[d]
Ratio of net investment income to average net assets	.68	.71	.54	.98	1.25[d]
Portfolio Turnover Rate	81.43	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	1	250	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class A shares and Class I shares, increasing authorized Class A shares from 40 million to 90 million and increasing authorized Class I shares from 15 million to 65 million.

Effective June 3, 2019, the fund changed its name from Dreyfus Active Midcap Fund to BNY Mellon Active Midcap Fund and the Company changed its name from Strategic Funds, Inc. to BNY Mellon Strategic Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights.

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 18 Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	450,832,905	-	-	450,832,905
Investment Companies	2,675,538	-	-	2,675,538

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $10,809 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $190,111,

undistributed capital gains $4,174,011 and unrealized appreciation $65,622,597.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $2,077,940 and $4,655,716, and long-term capital gains $10,285,187 and $43,185,775, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2019, was approximately $8,770 with a related weighted average annualized interest rate of 3.38%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed to waive receipt of a portion of its management fee in

NOTES TO FINANCIAL STATEMENTS (continued)

the amount of .15% of the value of the fund’s average daily net assets from December 1, 2019 until May 31, 2020. On or after May 31, 2020, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $58,081 during the period ended December 31, 2019.

During the period ended December 31, 2019, the Distributor retained $1,163 from commissions earned on sales of the fund’s Class A shares and $32 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2019, Class C shares were charged $23,332 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2019, Class A and Class C shares were charged $1,083,747 and $7,777, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was charged $159,830 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $13,482 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $290,288, Distribution Plan fees of $1,741, Shareholder Services Plan fees of $91,562, custodian fees of $3,360, Chief Compliance Officer fees of $3,261 and transfer agency fees of $25,004, which are offset against an expense reimbursement currently in effect in the amount of $58,081.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $377,365,973 and $438,621,661, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $387,885,846; accordingly, accumulated net unrealized appreciation on investments was $65,622,597, consisting of $77,175,735 gross unrealized appreciation and $11,553,138 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune

NOTES TO FINANCIAL STATEMENTS (continued)

creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to

NOTES TO FINANCIAL STATEMENTS (continued)

include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and is expected to be completed and fully submitted to the Second Circuit by June 2020.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Active MidCap Fund (formerly, Dreyfus Active MidCap Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Active MidCap Fund (the “Fund”) (formerly, Dreyfus Active MidCap Fund) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,077,940 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.0195 per share as a long-term capital gain distribution paid on March 21, 2019 and the fund also reports $1.2397 per share as a long-term capital gain distribution paid on December 19, 2019.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of mid-cap core funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap core funds (the “Performance Universe”), all for various periods ended September 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap core funds, excluding outliers (the “Expense

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during the periods under review and noted that the Adviser was implementing changes to the portfolio management team responsible for the management of the fund and enhancements to the investment process.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group contractual management fee median and was lower than the Expense Group but slightly higher than the Expense Universe actual management fee medians, and that the fund’s total expenses were at the Expense Group median but lower than the Expense Universe median.

Representatives of the Adviser stated that the Adviser has contractually agreed, from December 1, 2019 until May 31, 2020, to waive receipt of a portion of its management fee in the amount of .15% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to continue to evaluate the fund’s performance in light of the Adviser’s proposed changes to the portfolio management team and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

enhancements to the investment process and approved the renewal of the Agreement only through May 31, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through May 31, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Joni Evans (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-Present)

Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Burton N. Wallack (69)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)

Board Member (2016)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 75

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1989-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0085AR1219

FORM N-CSR

Item 1.             Reports to Stockholders.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,222 in 2018 and $36,338 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,939 in 2018 and $6,978 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,482 in 2018 and $3,032 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,171 in 2018 and $3,344 in 2019. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)